UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 21, 2023 (June 7, 2023)

MGT Capital Investments, Inc.

Delaware	001-32698	13-4148725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2076 Foster Mill Rd. LaFayette, GA	30728	(914) 630-7430
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

Since May 15, 2023 (the filing date of its most recent Form 10-Q), MGT Capital Investments, Inc. (the “Company”) has issued 39,400,000 shares of common stock in transactions without registration under the Securities Act of 1933 (the “Act”), as described below.

Name or Class	Date of Sale	Number and Type of Security (1)	Reason for Issuance

Lease holder (2)	6/7/23	4,000,000	Pursuant to Lease/Partnership Agreement
Warrant holder (3)	6/9/23	20,000,000	Cashless exercise of 2,217,090 warrants
Lease holder (2)	7/11/23	4,000,000	Pursuant to Lease/Partnership Agreement
Warrant holder (3)	7/21/23	11,400,000	Exchange of 22,800,000 warrants for common stock

(1)	Type of security is common stock unless noted otherwise.
(2)	Exempt under Section 4(a)(2) of the Act.
(3)	Exempt under Section 3(a)(9) of the Act.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGT Capital Investments, Inc.

Date:	July 27, 2023	By:	/s/ Robert B. Ladd
		Name:	Robert B. Ladd
		Title:	Chief Executive Officer